Changes in the Group structure - Major business combinations, Global LNG (Details) - Engie's portfolio of LNG assets $ in Millions	Jul. 13, 2018 USD ($)
Major business combinations
Percentage of share capital acquired	100.00%
Acquisition cost	$ 1,269
Additional purchase price estimated at the acquisition date	550
Purchase price allocation
Goodwill	2,791
Intangible assets	7
Tangible assets	163
Other assets and liabilities	(1,007)
Net debt	(135)
Fair value of consideration transferred	$ 1,819